Accounts and Other Receivables	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Accounts and Other Receivables	Accounts and Other Receivables

Initial adoption of new ASU

Effective January 1, 2020, we adopted ASU 2016-13 “Financial Instruments—Credit Losses” (Topic 326), which amended the impairment model to require a forward-looking approach based on expected losses rather than incurred losses to estimate credit losses on certain types of financial instruments, including trade receivables. In accordance with guidance, the new standard was adopted using the modified retrospective approach as of the effective date; prior periods were not restated. The increase to the allowance for doubtful accounts, net of the deferred tax impact, was recorded as an adjustment to opening retained earnings.
The cumulative effect of applying Topic 326 to our Consolidated Balance Sheet was as follows:

	Balance at December 31, 2019 as Previously Reported	Topic 326 Adjustments	Balance at January 1, 2020

Trade receivables, net [1]	$564.4	$(3.3)	$561.1
Other current assets	1,012.7	—	1,012.7
Net property, plant and equipment	830.8	—	830.8
Total other assets	2,447.5	—	2,447.5
Total assets	$4,855.4	$(3.3)	$4,852.1

Total current liabilities	$928.1	$—	$928.1
Total long-term liabilities [2]	2,585.4	(.8)	2,584.6
Retained earnings	2,763.9	(2.5)	2,761.4
Other equity	(1,422.0)	—	(1,422.0)
Total liabilities and equity	$4,855.4	$(3.3)	$4,852.1
[1] This adjustment is to increase our allowance for doubtful accounts for estimated expected credit losses on trade receivables over their contractual life.
[2] This adjustment is to reflect a decrease in deferred income tax liability as a result of the change in the allowance for doubtful accounts.

Trade receivables are recorded at the invoiced amount and generally do not bear interest. Credit is also occasionally extended in the form of a note receivable to facilitate our customers' operating cycles. Other notes receivable are established in special circumstances, such as in partial payment for the sale of a business or to support other business opportunities. Other notes receivable generally bear interest at market rates commensurate with the corresponding credit risk on the date of the origination.
To determine our allowance for doubtful accounts under the new guidance, we are utilizing a pool approach to group our receivables with similar risk characteristics. Our pools correspond with our business units, which generally have similar terms, industry-specific conditions, and historical or expected loss patterns. Reserves are established for each pool based on their level of risk exposure. When credit deterioration occurs on a specific customer within a pool, we evaluate the receivable separately to estimate the expected credit loss based on the specific risk characteristics. Management reviews individual accounts and pools for factors such as the length of time that receivables are past due, the financial health of the companies involved, industry and macroeconomic considerations, and historical loss experience. A qualitative reserve is also established for any current macroeconomic conditions or reasonable and supportable forecasts that could impact the expected collectibility of all or a portion of our receivables portfolio.
Account balances are charged against the allowance when it is probable the receivable will not be recovered. Interest income is not recognized for nonperforming accounts that are placed on nonaccrual status. For accounts on nonaccrual status, any interest payments received are applied against the balance of the nonaccrual account.
Accounts and other receivables at December 31 consisted of the following:

	2020		2019
	Current	Long-term	Current	Long-term
Trade accounts receivable [1]	$553.5	$—	$571.8	$—
Trade notes receivable	.9	.3	1.1	.6
Total trade receivables	554.4	.3	572.9	.6
Other notes receivable [1]	—	22.8	—	23.4
Taxes receivable, including income taxes	14.8	—	15.8	—
Other receivables	13.6	—	11.7	—
Subtotal other receivables	28.4	22.8	27.5	23.4
Total trade and other receivables	582.8	23.1	600.4	24.0
Allowance for doubtful accounts:
Trade accounts receivable [1,2]	(19.2)	—	(8.4)	—
Trade notes receivable	—	—	(.1)	—
Total trade receivables	(19.2)	—	(8.5)	—
Other notes receivable [1]	—	(22.8)	—	(15.0)
Total allowance for doubtful accounts	(19.2)	(22.8)	(8.5)	(15.0)
Total net receivables	$563.6	$.3	$591.9	$9.0

[1] The “Trade accounts receivable” and “Other notes receivable” line items above include $24.6 and $26.0 as of December 31, 2020 and December 31, 2019, respectively, from a customer in our Bedding Products segment who is experiencing financial difficulty and liquidity problems. This customer was placed on nonaccrual status in 2018, and became delinquent in quarterly interest payments in the first quarter of 2020. As a result, we first established a partial reserve for this customer in 2018 and fully reserved the balances for this customer in the first quarter of 2020. The reserve for this customer was $24.6 ($22.8 for the note and $1.8 for the trade receivable) at December 31, 2020, and $16.0 ($15.0 for the note and $1.0 for the trade receivable) at December 31, 2019.

2     In addition to the customer reserve discussed above, bad debt expense in 2020 was also impacted by pandemic-related economic declines. Although we have not experienced significant issues with customer payment performance during this time, the effects of the pandemic have adversely impacted the operations of many of our customers, which have and could further impact their ability to pay their debts to us. As a result, we increased the reserves on "Trade accounts receivable" to reflect this increased risk.

Activity related to the allowance for doubtful accounts is reflected below:

	Balance at December 31, 2018	Add: Charges	Less: Net Charge-offs/(Recoveries) and Other	Balance at December 31, 2019	Topic 326 Adjustment	Balance at January 1, 2020	Add: Charges	Less: Net Charge-offs/(Recoveries) and Other	Balance at December 31, 2020
Trade accounts receivable	$5.2	$2.7	$(.5)	$8.4	$3.3	$11.7	$9.4	$1.9	$19.2
Trade notes receivable	—	.1	—	.1	—	.1	(.1)	—	—
Total trade receivables	5.2	2.8	(.5)	8.5	3.3	11.8	9.3	1.9	19.2
Other notes receivable	15.0	—	—	15.0	—	15.0	7.8	—	22.8
Total allowance for doubtful accounts	$20.2	$2.8	$(.5)	$23.5	$3.3	$26.8	$17.1	$1.9	$42.0